ISDA®

International Swaps and Derivatives Association, Inc.

NOVATION AGREEMENT

dated as of June 30, 2006 among:

Barclays Bank PLC (London Head Office) (the "Remaining Party"),

Credit-Based Asset Servicing and Securitization LLC (the "Transferor")

AND

U.S. Bank National Association, not in its individual

capacity but solely as Trustee

on behalf of the Supplemental Interest Trust with respect

to Securitized Asset Backed Receivable LLC Trust 2006-CB5, C-BASS Mortgage Loan Asset-Backed Certificates,

Series 2006-CB5 (the "Transferee").

The Transferor and the Remaining Party have entered into a Transaction as identified in the attached Annex (the "Old Transaction"), evidenced by a Confirmation (the "Old Confirmation") attached hereto, subject to a 1992 ISDA Master Agreement dated as of March 7, 2005, as amended and supplemented from time to time (the "Old Agreement").

With effect from and including June 30, 2006 (the "Novation Date"), the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of the Old Transaction, with the effect that the Remaining Party and the Transferee enter into a new transaction (each a "New Transaction") between them having terms identical to those of the Old Transaction, as more particularly described below.

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transaction.  The Transferee’s wire instructions are attached hereto as Exhibit A.

The Transferor and the Remaining Party wish to have released and discharged, as a result and to the extent of the transfer described above, their respective obligations under and in respect of the Old Transaction.

Accordingly, the parties agree as follows: ---

1.

Definitions.

Terms defined in the ISDA Master Agreement (Multicurrency-Cross Border) as published in 1992 by the International Swaps and Derivatives Association, Inc., (the "1992 ISDA Master Agreement") are used herein as so defined, unless otherwise provided herein.

2.

Transfer, Release, Discharge and Undertakings.

With effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

(a)

the Remaining Party and the Transferor are each released and discharged from further obligations to each other with respect to the Old Transaction and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transaction;

(b)

in respect of the New Transaction, the Remaining Party and the Transferee each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to the corresponding Old Transaction (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date); and

(c)

the New Transaction shall be governed by and form part of a 1992 ISDA Master Agreement between the Remaining Party and Transferee dated as of June 30, 2006 (the “New Agreement”); each relevant Old Confirmation shall be modified to be consistent with this Novation Agreement and shall be deemed to be a Transaction between the Remaining Party and the Transferee.

3.

Representations and Warranties.

(a)

On the date of this Novation Agreement and on each Novation Date:

(i)

Each of the parties makes to each of the other parties those representations and warranties set forth in Section 3(a) of the 1992 ISDA Master Agreement with references in such Section to "this Agreement" or "any Credit Support Document" being deemed references to this Novation Agreement alone.

(ii)

The Remaining Party and the Transferor each makes to the other and the Remaining Party and the Transferee each makes to the other the representation set forth in Section 3(b) of the 1992 ISDA Master Agreement, in the former case with respect to the Old Agreement and in the latter case with respect to the New Agreement and taking into account the parties entering into and performing their obligations under this Novation Agreement.

(iii)

Each of the Transferor and the Remaining Party represents and warrants to each other and to the Transferee that:

(A)

as of the date hereof, no other party has any interest or obligation in or under the Old Agreement or in respect of the Old Transaction; and

(B)

as of the Novation Date, all obligations of the Transferor and the Remaining Party under the Old Transaction required to be performed on or before the Novation Date have been fulfilled.

(b)

The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of any of its obligations under the New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

4.

Counterparts.

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

5.

Costs and Expenses.

The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

6.

Amendments.

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

7.

Trustee Capacity

It is expressly understood and agreed by the parties hereto that (i) this Novation Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely as trustee on behalf of the supplemental interest trust created pursuant to the Pooling and Servicing Agreement (the “Supplemental Interest Trust”), in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Transferee is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of Transferee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Transferee under this Novation Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the Pooling and Servicing Agreement

8.

(a)

Governing Law.

This Novation Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

(b)

Jurisdiction.

The terms of Section 13(b) of the 1992 ISDA Master Agreement shall apply to this Novation Agreement with references in such Section to "this Agreement" being deemed references to this Novation Agreement alone.

IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation Date.

Barclays Bank PLC (London Head Office)

Credit Based Asset Servicing and Securitization LLC

By:  /s/ Adam Carysforth

By: /s/ David A. Chin

        Name:  Adam Carysforth

Name:  David A. Chin

        Title:  Authorized Signatory

Title:  Vice President

        Date:  June 30, 2006

Date:  June 30, 2006

U.S. Bank National Association, not in its individual

capacity but solely as Trustee

on behalf of the Supplemental Interest Trust with respect

to Securitized Asset Backed Receivable LLC Trust 2006-CB5, C-BASS Mortgage Loan Asset-Backed Certificates,

Series 2006-CB5

By:  /s/ S. Christopherson

       Name:  S. Christopherson

       Title:  Vice President

       Date:  June 30, 2006

ANNEX

Transaction between Barclays Bank PLC (London Head Office) and Credit-Based Asset Servicing and Securitization LLC

Trade Date: June 27, 2006

Reference No.: 1264865B

Exhibit A

Wiring Instructions

The wiring instructions for the Transferee are as follows:

US Bank N.A

ABA

091000022

DDA

173103322058

REF#

C-BASS 2006-CB5

Trust AC

103461002